Exhibit 3.51

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

LLC 12263-04

FILED
JUN 04 2004
Dean Heller
Secretary of State

Articles Of Organization
Limited-Liability Company
(PURSUANT TO NRS 86)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company	Mountain Falls Golf Course, LLC
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Goold, Patterson, Ales, Roadhouse & Day, Chtd. Name 4496 South Pecos Road — Las Vegas — NEVADA — 89121 Physical Street Address — City — Zip Code Additional Mailing Address — City — State — Zip Code
3. Dissolution Date: (OPTIONAL-see instructions)	Latest date upon which the company is to dissolve (if existence is not perpetual):
4. Management. (check one)	Company shall be managed by ☐ Manager(s) OR ☒ Members
5. Names Addresses, of Manager(s) or Members: (attach additional pages as necessary)	The Ranch Golf Club Co. Name 4490 Von Karman Avenue — Newport Beach — California — 92660 Address — City — State — Zip Code Name Address — City — State — Zip Code Name Address — City — State — Zip Code
6. Names, Addresses and Signatures of Organizers (if more than one organizer attach additional page)	Barry S. Goold Name — Signature [signature] 4496 South Pecos Road — Las Vegas — Nevada — 89121 Address — City — State — Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named limited-liability company. [signature] Authorized Signature of R.A. or On Behalf of R.A. Company — Date June 4, 2004

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State Form LLC Arts 2003
Revised on 09/29/03

INITIAL LIST OF MANAGER OR MEMBERS AND RESIDENT AGENT OF

FILE NUMBER

MOUNTAIN FALLS GOLF COURSE, LLC

LLC012263-2004

(Name of Limited-Liability Company)

FOR THE FILING PERIOD OF June 2004

TO June 2005

The corporation’s duly appointed resident agent in the State of Nevada upon whom process can be served is:

Goold Patterson Ales Roadhouse & Day, Chtd.

4496 South Pecos Road

Las Vegas, Nevada 89121

CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important, Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses, either residence or business, for all managers or members. A Manager, or if none, a Member of the company must sign the form. FORM WILL BE RETURNED IF UNSIGNED

2. If there are additional managers or members, attach a list of them to this form.

3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following organization date.

4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business. TO receive a certified copy, enclose an additional $30.00 and appropriate instructions.

5. Return the completed form to Secretary of State, 202 North Carson Street, Carson City, NV 88701-4201. (775) 884-5708.

6. Form must be in the possession Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as of the receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00

LATE PENALTY: $75.00

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

The Ranch Golf Club Co.

MANAGER MEMBER ADDRESS CITY ST ZIP

4490 Von Karman Avenue Newport Beach California 92660

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

Pahrump 885, LLC

MANAGER MEMBER ADDRESS CITY ST ZIP

3068 E. Sunset Road, Suite 7 Las Vegas Nevada 89120

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MEMBER ADDRESS CITY ST ZIP

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MEMBER ADDRESS CITY ST ZIP

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MEMBER ADDRESS CITY ST ZIP

I declare, to the best of my knowledge under penalty or perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Title V.P. Date 7/7/04

X Signature of Manager or Managing Member Terry A. Connelly,

Vice President of William Lyon Homes, Inc., General Partner of The Ranch Golf Club Co. Managing Member

Nevada Secretary of State Form INITIAL LIST-LLC 2003

Revised on: 09/24/83

125 FILED #

JUL 13 2004

DEAN HELLER SECRETARY OF STATE

ANNUAL LIST OF MANAGERS OR MEMBERS OF:

MOUNTAIN FALLS GOLF COURSE, LLC
FOR THE PERIOD JUN 2005 TO 2006. DUE BY JUN 30, 2005.

LLC12263-2004

The Limited-Liability Company's duly appointed resident agent in the State of Nevada upon whom process can be served is:

GOOLD PATTERSON ALES ROADHOUSE &
4496 SOUTH PECOS ROAD
DAY, CHTD
LAS VEGAS NV 89121

Filed in the office of	Document Number 20050239399-72
Dean Heller, Secretary of State, State of Nevada	Filing Date and Time 06/13/2005 12:43 PM
	Entity Number LLC12263-2004

6/2/05

THE ABOVE SPACE IS FOR OFFICE USE ONLY

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all managers, or if none, its members. Last year's information has been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. **A manager, or if none, a member of the company** must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional managers or members, attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State.** To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201. (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 **PENALTY: $75.00**

NAME	TITLE(S) (Document will be rejected if Title not indicated)	P.O. BOX	ADDRESS	CITY	ST.	ZIP
PAHRUMP 885, LLC	☐ MANAGER ☒ MEMBER		3068 E SUNSET RD STE 7	LAS VEGAS	NV	89120
THE RANCH GOLF CLUB CO	☒ MANAGER ☐ MEMBER		4490 VON KARMAN AVE	NEWPORT BEACH	CA	92660
	☐ MANAGER ☐ MEMBER					
	☐ MANAGER ☐ MEMBER					
	☐ MANAGER ☐ MEMBER					

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. 1436.091-BSG

TERRY A. CONNELLY
VICE PRESIDENT

X Signature of Manager or Managing Member

Date 5/27/05

01CSSA2 (Rev 01/05)

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change of Resident Agent and/or Location of Registered Office

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	20050627919-01
	Filing Date and Time 12/19/2005 7:06 AM
	Entity Number LLC12263-2004

ABOVE SPACE IS FOR OFFICE USE ONLY

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The Physical Nevada address of the resident agent must be set forth; PMB's are not acceptable.
4. Ensure that document is signed in signature fields.
5. Include the filing fee of $60.00.

Mountain Falls Golf Course, LLC — Name of Entity

LLC12263-2004 — File Number

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) [X] Change of Resident Agent [ ] Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent: Goold, Patterson Ales Roadhouse & Day, Chtd

Street No.: 4496 South Pecos Road

City, State, Zip: Las Vegas, NV 89121

The resident agent and/or location of the registered office is changed to:

Resident Agent: David S. Lee

Street No.: 7670 W. Lake Mead Blvd., #250

City, State, Zip: Las Vegas, NV 89128

Optional Mailing Address:

NOTE: For an entity to file this certificate, the signature of one officer is required.

X [signature] SR. VICE PRESIDENT

Signature/Title

Certificate of Acceptance of Appointment by Resident Agent

I hereby accept the appointment as Resident Agent for the above-named business entity.

X [signature]

Authorized Signature of R.A. or On Behalf of R.A. Company

11/17/05

Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State RA Change 2005
Revised on 10/17/05

DEAN HELLER

Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684 5708 Website: secretaryofstate.biz

Certificate of Change of Resident Agent and/or Location of Registered Office

Filed in the office of Document Number

20060290682-15

Filing Date and Time

Dean Heller

05/04/2006 12:00 PM

Secretary of State Entity Number

State of Nevada LLC12263-2004

General instructions for this form:

1. Please print legibly or type; Black Ink Only,

2. Complete all fields.

3. The Physical Nevada address of the resident agent must be set forth: PMB’s are not acceptable.

4. Ensure that document is signed in signature fields.

5. Include the filing fee of $60.00.

ABOVE SPACE IS FOR OFFICE USE ONLY

MOUNTAIN FALLS GOLF COURSE, LLC

LLC12263-2004 Name of Entity File Number

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) Change of Resident Agent Change of Location of Registered Office The former resident agent and/or location of the registered office was:

Resident Agent: David S. Lee

Street No.: 7670 West Lake Mead #250

City, State, Zip: Las Vegas, Nevada 89128

The resident agent and/or location of the registered office is changed to:

Resident Agent: GOOLD PATTERSON ALES & DAY, CHTD.

Street No.: 4496 South Pecos Road

City, State, Zip: Las Vegas, Nevada 89121

Optional Mailing Address:

NOTE: For an entity to file this certificate, the signature of one officer is required.

SR. VICE PRESIDENT Signature/Title

Certificate of Acceptance of Appointment by Resident Agent

I hereby accept the appointment as Resident Agent for the above-named business entity.

5/1/06 Date

Authorized Signature of R.A. On Behalf of R.A. Company

This form must ho accompanied by appropriate fees.

Nevada Secretary of State RA Change 2005

Revised on 10/17/05